Exhibit 99.1

Comstock Mining Appoints Chief Financial Officer and President;
Announces Annual General Meeting Date

Virginia City, NV (September 3, 2019) Comstock Mining Inc. (the “Company” or “Comstock”) (NYSE American: LODE) announced today the appointment of Mr. Juan Carlos “JC” Giron Jr., CFS, as its Chief Financial Officer and President. Mr. Giron joins the Company with strong financial, capital markets, strategic planning, corporate and business development and compliance experience, having worked in critical financial and capital market roles for UBS Global Wealth Management and in strategic development roles for Hydrus Technology Holdings (“Hydrus”), an industrial water purification technology company providing wastewater treatment services to oil and gas, mining and other industrial segments.  Hydrus is a privately held company, participating in sustainable, industrial, economically-viable water remediation processes and services. Comstock has positioned itself as a leader in servicing new markets with closed-loop, effective, economically feasible, zero-waste clean technologies.

Mr. Corrado De Gasperis, Executive Chairman and CEO stated, “Our focus on realigning and transforming the Company includes increased emphasis on these opportunities. This includes our mercury extraction and processing technologies and our development program for reprocessing leached ores and industrial waters with companies like Hydrus.  JC brings a wealth of knowledge and high level competency for accelerating these developments. His full-time efforts on behalf of the Company will enable me to focus on expediting the development of an Opportunity Zone fund and accelerate the monetization of our non-mining properties.”

Mr. Timothy Smith is leaving the Company to focus on the development of real estate projects, including the Company’s Daney Ranch property.  Mr. Smith served as our Chief Accounting Officer since October 23, 2017.

Annual Shareholders Meeting
The Company’s 2019 Annual Meeting of Shareholders is scheduled for Tuesday, November 12, 2019, in the Great Room of the historic Gold Hill Hotel, 1540 Main Street, Gold Hill, Nevada.  The meeting will begin at 9:00 a.m. and will showcase our strategic initiatives and partners, including an update on the Company’s mercury remediation venture with Oro Industries and Mercury Clean Up LLC, Lucerne’s mine development plans with Tonogold,  the  Opportunity Zone and other northern Nevada developments, along with an overview of our gold mining operations.

The 2019 Annual General Meeting schedule follows:
8:00 a.m. to 9:00 a.m. - Continental Breakfast
9:00 a.m. to 12:00 p.m. -  2019 Annual Shareholders Meeting, Company Presentations, Q & A
12:00 p.m. to 2:00 p.m. -  Lunch will be served at the Gold Hill Hotel following the presentations.

Shareholders are invited to register for this event via the Company website:
http://www.comstockmining.com/investors/investor-relations

The record date for the Annual Meeting is September 23, 2019.  Only shareholders of record at the close of business on September 23, 2019, may vote at the meeting.  The Company’s proxy statement will be sent to shareholders of record and will describe the matters to be voted upon.

Mr. De Gasperis concluded, “Our focus on realigning and transforming the Company includes building new market opportunities, including our mercury extraction and processing technologies and other similar collaborations. Juan Carlos brings a wealth of knowledge for accelerating these new business developments and we look forward to introducing him live over the next few months and at our AGM in November.”

About Comstock Mining Inc.
Comstock Mining Inc. is a Nevada-based, gold and silver mining company with extensive, contiguous property in the Comstock District and is a leader in sustainable, responsible mining and an emerging leader in the development and deployment of economically feasible, clean-technologies. The Company began acquiring properties in the Comstock District in 2003. Since then, the Company has consolidated a significant portion of the Comstock District, amassed the single largest known repository of historical and current geological data on the Comstock region, secured permits, built an infrastructure and completed its first phase of production. The Company continues to evaluate properties inside and outside the district expanding our footprint and examining all opportunities for further exploration, development and mining. The goal of our business plan is to maximize stockholder value by acquiring or developing high quality mining properties and technologies that can ultimately extract precious metals  in an environmentally sound and socially responsible manner.

Forward-Looking Statements
This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements, but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future industry market conditions; future explorations or acquisitions; future changes in our exploration activities; future prices and sales of, and demand for, our products; land entitlements and uses; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the board of directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land sales investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives; including the nature and timing and accounting for restructuring charges, derivative liabilities and the impact thereof; contingencies; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities; including asset sales and the redemption of the debenture and associated costs; future working capital, costs, revenues, business opportunities, debt levels, cash flows, margins, earnings and growth.

These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements.  Some of those risks and uncertainties include the risk factors set forth in this report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and the following: adverse effects of climate changes or natural disasters; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; business opportunities that may be presented to, or pursued by, us; acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, cyanide, water, diesel fuel and electricity); changes in generally accepted accounting principles; adverse effects of terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the SEC; potential inability to list our securities on any securities exchange or market; inability to maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.  Neither this press release nor any related calls or discussions constitute an offer to sell or the solicitation of an offer to buy the Debenture or any other securities of the Company.

Contact information:

Comstock Mining Inc.
Corrado De Gasperis
Executive Chairman & CEO
Tel (775) 847-4755
degasperis@comstockmining.com

Zach Spencer
Director of External Relations
Tel (775) 847-5272 ext.151
questions@comstockmining.com